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                                                                   Exhibit 10.37

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

          This Fifth Amendment to Credit Agreement ("Fifth Amendment"), dated as of May 29, 1998, is executed by and between WELLS FARGO BANK, N.A., successor by merger to FIRST INTERSTATE BANK OF CALIFORNIA ("Bank") and DECKERS OUTDOOR CORPORATION ("Borrower"), with respect to that certain Credit Agreement dated as of July 27, 1995 (as heretofore amended, the "Credit Agreement") between Bank and Borrower.

                                   AGREEMENT

          Borrower and Bank hereby agree as follows:

     1. Section 1.1. Section 1.1 of the Credit Agreement is amended by striking the definition of "Revolving Commitment" therein set forth and substituting in its place the following:

               "Revolving Commitment": The amount of (a) $45,000,000 during the period commencing on the Closing Date and ending on March 15, 1998,
          (b) $30,000,000 during the period commencing on March 16, 1998 and ending on June 30, 1998 and (c) $25,000,000 on July 1, 1998 and
          thereafter, in each case as such amount may be reduced pursuant to
          Section 2.1(d)(ii).

     2. Section 6.1(p). Section 61.1(p) of the Loan Agreement is amended by striking the words "and, in any event, not later than 60 days after the execution of the Third Amendment" in clause (b) thereof and substituting in their place the following:

          "and, in any event, not later than June 30, 1998"

     3. Representations and Warranties. Borrower hereby represents and warrants to Bank that all representations and warranties contained in the Loan Documents are true and correct as of the date of this Fifth Amendment.


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     4.   Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:

          (a) this Fifth Amendment shall have been executed and delivered by Borrower and the Bank; and

          (b) the Bank shall have received the Consent in the form of Exhibit A executed by all of the Domestic Subsidiaries.

     5. Confirmation. In all other respects, the Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date set forth in the preamble.

"Borrower"                              "Bank"

DECKERS OUTDOOR                         WELLS FARGO BANK, N.A.
CORPORATION

By:  /s/ SCOTT ASH                      By:  /s/ ANNA K. MERCER
     --------------------------              --------------------------
     Name:  Scott Ash                        Name:  Anna K. Mercer
     Title: CFO                              Title: Vice President












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